May 1, 2016
REAL ESTATE PORTFOLIO

SUMMARY PROSPECTUS
Class S

The Fund is offered to certain life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts (each, a “variable contract”) and to certain qualified pension and other retirement plans (each, a “qualified plan”). Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at http://www.nb.com/amtportfolios/s. You can also get this information at no cost by calling 800-877-9700 or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated May 1, 2016 (as each may be amended or supplemented), are incorporated herein by reference.

GOAL

The Fund seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. These tables do not reflect any fees and expenses charged by your insurance company under your variable contract or by your qualified plan. If the tables did reflect such fees and expenses, the overall expenses would be higher than those shown. Please refer to the prospectus for your variable contract or your qualified plan documentation for information on their separate fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.15
Distribution and/or shareholder service (12b-1) fees	0.25
Other expenses[2]	0.67
Total annual operating expenses	2.07
Fee waiver and/or expense reimbursement	0.32
Total annual operating expenses after fee waiver and/or expense reimbursement[1]	1.75

[1]
Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class S so that total annual operating expenses (excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 1.75% of average net assets. This undertaking lasts until 12/31/2019 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class S will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.75% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

[2]	Since the Fund had not commenced investment operations as of December 31, 2015, “Other expenses” are based on estimated amounts for the current fiscal year.

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.
	1 Year	3 Years
Expenses	$178	$551

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. The Fund has not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

REAL ESTATE PORTFOLIO	May 1, 2016

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets in equity securities issued by real estate investment trusts (“REITs”) and common stocks and other securities issued by other real estate companies. The Fund defines a real estate company as one that derives at least 50% of its revenue from, or has at least 50% of its assets in, real estate.

The Fund may invest up to 20% of its net assets in debt securities. These debt securities can be either investment grade securities or below investment grade securities (commonly known as “junk bonds”), provided that, at the time of investment, they are rated at least B by Standard & Poor’s or Moody’s Investors Service, Inc. (or comparably rated by at least one independent credit rating agency) or, if unrated, deemed by the Portfolio Managers to be of comparable quality. The Fund does not normally continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market conditions. The Fund may also invest up to 15% of its net assets in illiquid securities.

The Portfolio Managers make investment decisions through a fundamental analysis of each company. The Portfolio Managers review each company’s current financial condition and industry position, as well as economic and market conditions. In doing so, they evaluate the company’s growth potential, earnings estimates and quality of management, as well as other factors. In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund concentrates its assets in the real estate industry. The Fund may at times emphasize particular sub-sectors of the real estate business—for example, apartments, regional malls, offices, infrastructure, industrial, and health care.

Some of the REIT and other real estate securities in which the Fund invests may be preferred stock, which receives preference in the payment of dividends.

The Fund normally seeks to invest for the long-term, but it may sell securities regardless of how long they have been held if the Portfolio Managers find an opportunity they believe is more compelling, or if the Portfolio Managers’ outlook on the company or the market changes.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in equity securities issued by REITs and common stocks and other securities issued by other real estate companies, without providing shareholders at least 60 days’ notice. This test and the test of whether a company is a real estate company are applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock and real estate markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:

Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Dividend Risk. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs and may adversely affect the Fund’s performance.

Illiquid Investments Risk. Illiquid investments may be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them.

Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

REAL ESTATE PORTFOLIO	May 1, 2016

In addition, the Fund is classified as non-diversified. As such, the percentage of the Fund’s assets invested in any single issuer or a few issuers is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one or a few issuers could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting those issuers.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Operational Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, systems and technology disruptions or failures, or cybersecurity incidents. It is not possible for the Manager or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Recent Market Conditions. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A significant slowdown in China’s economy is adversely affecting worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating

REAL ESTATE PORTFOLIO	May 1, 2016

expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Sector Risk. Although the Fund will not invest in real estate directly, because it concentrates its assets in the real estate industry your investment in the Fund will be closely linked to the performance of the real estate markets and the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different sectors or industries.

The Fund may at times emphasize particular sub-sectors of the real estate business—for example, apartments, regional malls, offices, infrastructure, industrial, and health care. As such, the Fund’s performance would be especially sensitive to developments that significantly affect those businesses.

Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE

The Fund had not commenced investment operations as of December 31, 2015, and therefore does not have a full calendar year of performance.

INVESTMENT MANAGER

Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS

The Fund is managed by Steve Shigekawa (Managing Director of the Manager) and Brian C. Jones, CFA (Managing Director of the Manager).

BUYING AND SELLING SHARES

The Fund is designed as a funding vehicle for certain variable contracts and qualified plans. Because shares of the Fund are held by the insurance companies or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan administrator for matters involving allocations to the Fund.

When shares of the Fund are bought and sold, the share price is the Fund’s net asset value per share. When shares are bought or sold, the share price will be the next share price calculated after the order has been received in proper form. The Fund is open for business every day the New York Stock Exchange is open.

TAX INFORMATION

Distributions made by the Fund to an insurance company separate account or a qualified plan, and exchanges and redemptions of Fund shares made by a separate account or qualified plan, ordinarily do not cause the contract holder or plan participant to recognize income or gain for federal income tax purposes. Please see your variable contract prospectus or the governing documents of your qualified plan for information regarding the federal income tax treatment of the distributions to the applicable separate account or qualified plan and the holders of the contracts or plan participants, respectively.

REAL ESTATE PORTFOLIO	May 1, 2016

PAYMENTS TO FINANCIAL INTERMEDIARIES

Neuberger Berman Management LLC and/or its affiliates may pay insurance companies or their affiliates, qualified plan administrators, broker-dealers or other financial intermediaries, for services to current and prospective variable contract owners and qualified plan participants who choose the Fund as an investment option. These payments may create a conflict of interest by influencing the financial intermediary and its employees to recommend the Fund over another investment or make the Fund available to their current or prospective variable contract owners and qualified plan participants. Ask your financial intermediary or visit its website for more information.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Investment Advisers LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2016 Neuberger Berman Management LLC, distributor. All rights reserved.

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REAL ESTATE PORTFOLIO	May 1, 2016

SEC File Number: 811-4255
K0051 05/16